GAIN ON SALE OF ASSETS AND TERMINATION OF CHARTERS	6 Months Ended
Jun. 30, 2017
Gain (Loss) on Disposition of Assets [Abstract]
GAIN ON SALE OF ASSETS AND TERMINATION OF CHARTERS
GAIN ON SALE OF ASSETS AND TERMINATION OF CHARTERS

(Loss)/Gain on sale of vessels
During the six months ended June 30, 2017, the VLCC Front Century, the Suezmax Front Brabant and the VLCC Front Scilla, which were accounted for as direct financing lease assets, were sold to unrelated third parties in March 2017, May 2017 and June 2017, respectively. Losses of $26,000, $1.7 million and $1.1 million, respectively, were recorded on the disposals. Sales proceeds included compensation received for early termination of the charters (see Note 15: Related party transactions).

The 1,700 TEU container vessel MSC Alice, which was previously an operating lease asset, was accounted for as a sales-type lease during the six months ended June 30, 2017, following the commencement of a long-term bareboat charter in April 2017 to MSC Mediterranean Shipping Company S.A. ("MSC"), an unrelated party. The terms of the charter provides a minimum fixed price purchase obligation at the expiry of the five year charter period. A gain of $0.7 million was recorded on the transaction.

Gain on termination of charters
In April 2017, the 2007-built jack-up drilling rig Soehanah was redelivered to us by the previous charterer, PT Apexindo Pratama Duta ("Apexindo"). Ship Finance received a non-amortizing loan note with a term of six years from Apexindo as part of the settlement agreement for the early termination of the charter. The note which has an initial face value of $6.0 million has been recorded at an initial fair value of $2.8 million which amounts to a gain on the termination of the charter.